UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

GLOBE SPECIALTY METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34420	20-2055624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 250 West 34th Street, Suite 4125

New York, New York 10119

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 798-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

    On August 23, 2011, Globe Specialty Metals, Inc. issued a press release announcing results for its fiscal fourth quarter and year ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, certain supplemental information not included in the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

    This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01. Regulation FD Disclosure

    The information contained in Item 2.02 of this Current Report is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 23, 2011, announcing fiscal fourth quarter and year end results

99.2	Fiscal Fourth Quarter and Year End 2011 Earnings Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.
Dated: August 23, 2011	By:	/s/ Stephen Lebowitz
		Name:	Stephen Lebowitz
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 23, 2011, announcing fiscal fourth quarter and year end results
99.2	Fiscal Fourth Quarter and Year End 2011 Earnings Call Presentation